EXHIBIT 10.14

                         TENTH AMENDMENT TO THE
       GIANT INDUSTRIES, INC. & AFFILIATED COMPANIES 401(K) PLAN


     WHEREAS, Giant Industries, Inc. (the "Corporation") has adopted and subsequently amended and restated the Giant Industries, Inc. & Affiliated Companies 401(k) Plan (the "Giant Plan"), in the form of The CORPORATEplan for RetirementSM Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 (a prototype plan sponsored by Fidelity Management and Research Corporation), by executing an Adoption Agreement; and

     WHEREAS, Section 16.02 of The CORPORATEplan for RetirementSM
Profit Sharing/401(k) Plan Fidelity Basic Plan Document No. 02 provides for the amendment of the Plan by the Employer; and

     NOW THEREFORE,

     1. Effective January 1, 2007, Section 1.23(c)(1) is amended by substituting the following for the language that immediately follows
Section 1.23(c)(1):

          Effective January 1, 2007, any Participant may direct the Trustee regarding the investment of all or part of the amounts that have been allocated to the Participant's
          Account.

IN WITNESS WHEREOF the Employer has caused this amendment to be executed this 29th day of December, 2006 by its duly authorized officer, effective as stated herein.

                                         GIANT INDUSTRIES, INC.

                                         By: /s/ NATALIE R. DOPP
                                            ------------------------
                                         Title: VP, Human Resources
                                               ---------------------